Exhibit 99.1

Alliance Entertainment Completes Business Combination with Adara Acquisition Corp.

Leading Direct-to-Consumer and E-Commerce Provider to the Entertainment Industry to Commence M&A Roll-Up Initiative and Investments in Automation and Proprietary Software to Drive Increased Market Share & Dominant Position in Physical Media

Chairman Bruce Ogilvie and CEO Jeff Walker Will Continue to Lead the Combined Company Along with its Current Proven Management Team

Charlotte, NC & Sunrise, FL - February 10, 2023 – Alliance Entertainment Holding Corporation ("Alliance Entertainment"), a distributor and wholesaler of the world’s largest in stock selection of music, movies, video games, electronics, arcades, and collectibles, and Adara Acquisition Corp. (“Adara”) (NYSE American: ADRA, ADRA.U, ADRA.WS), a special purpose acquisition corporation, have completed the previously announced business combination which was approved at an Extraordinary General Meeting of Adara’s shareholders on January 18, 2023.

Beginning on February 13, 2023, Alliance Entertainment’s shares and warrants will be quoted on the OTC under the ticker symbols “ADRA” and “ADRA WS”, respectively. The new CUSIP number for the shares will be 01861F102 and the CUSIP number for the warrants will be 01861F110. Concurrent with Alliance Entertainment’s OTC quotation, Adara Acquisition Corp. has been delisted from the NYSE American. Alliance Entertainment also intends to seek to list on the Nasdaq Capital Market as soon as practicable after the close of the Business Combination and subject to satisfying the conditions for initial listing.

Chairman Bruce Ogilvie and CEO Jeff Walker will continue to lead the combined company, along with its current proven management team.

This transaction values Alliance Entertainment at approximately $480 million. As a public company, Alliance expects to be able to make further investment in growth including automating facilities, upgrading proprietary software that positions Alliance Entertainment to increase market share. Management believes the transaction also positions the Company to drive inorganic growth through a roll-up strategy of acquiring and integrating competitors and complementary businesses.

“We believe that today’s milestone combined with our strong revenue growth, expanding customer base and product offering, and several successful acquisitions, will help accelerate our future expansion initiatives,” said Jeff Walker, CEO of Alliance Entertainment. “Alliance Entertainment today is well positioned to continue to capitalize on shifts towards eCommerce and Omni-Channel strategies, especially with retailers and manufacturers vastly increased reliance on their DTC (Direct to Consumer) fulfillment and distribution partners. We are at an inflection point that now positions us to execute a multi-prong growth strategy that we expect will deliver a double-digit revenue growth rate with strong cash generation to the bottom line.”

Bruce Ogilvie, Chairman of Alliance Entertainment, added, “Moreover, this business combination will further enable our significant focus on a strategic roll-up strategy of acquiring and integrating competitors and complementary businesses which we believe will drive an accelerated competitive position and value creation. Combined with further investment including automating facilities and upgrading proprietary software, we are confident we can grow revenue and expand margins. In this next phase of our development, we expect to see growth from enhancing our DTC relationships to grow existing revenue lines and improving capabilities which will generate a more attractive overall service offering. We will also continue to expand into new consumer product segments, growing our product offering and providing more to our existing customer base while attracting new customers in the process. The board of Alliance Entertainment would like to thank the team at Adara and its group of investors for the successful completion of the business combination.”

Tom Finke, CEO & Chairman of Adara Acquisition Corp., commented, “We congratulate Alliance Entertainment on today’s accomplishment and look forward to their continued evolution as a leading DTC and eCommerce provider for the entertainment industry. We are confident Alliance Entertainment will provide shareholders with a diversified investment alternative as one of the largest physical media and entertainment product distributors in the world. We believe their expanding use of automation technology to further impact efficiency, cost, and capacity for future growth will deliver long-term value. We look forward to collaborating with Alliance Entertainment as they strategically position the company to achieve its growth objectives.”

Advisors

ThinkEquity acted as the advisor to Adara Acquisition Corp. in connection with the business combination. Blank Rome LLP served as legal advisor to Adara Acquisition Corp. in connection with the business combination. Alliance Entertainment was represented in the transaction by John Frankenheimer, Mitchell Nussbaum, Jessica Isokawa and David Flemming from Loeb & Loeb LLP, and were advised by Jeff Franklin of ATI.

Alliance Entertainment Highlights

With more than thirty-five years of distribution experience, Alliance Entertainment serves customers of every size, providing a robust suite of services to resellers and leading retailers worldwide. The Company’s efficient processing and essential seller tools noticeably reduce the costs associated with administrating multiple vendor relationships, while helping omni-channel retailers expand their product selection and fulfillment goals.

Alliance stocks over 485,000 unique entertainment products from Microsoft, Nintendo, Activision, Electronic Arts, Sega, Funko, Disney, Warner Home Video, Universal Video, Sony Pictures, Fox, Lionsgate, Paramount, Warner Music, Sony Music, Universal Music, Mattel, Lego, Hasbro, Arcade1Up, and over 500 additional Entertainment product manufacturers.

Through the exclusive distribution divisions of AMPED, Distribution Solutions, and Cokem, Alliance is the exclusive distributor of over 57,300 unique Vinyl, CD, DVD, and Video Game products to retailers worldwide.

eCommerce fulfillment is a cornerstone of Alliance’s success and a significant growing division with over 38% of the companies $1.4 billion in sales being delivered directly to consumers homes. In 2021 over 13,845,000 products were delivered as a drop shipper for Amazon, Walmart, Best Buy, Wayfair, GameStop, Kohls, Target, and hundreds of additional eCommerce customers. The DTU division of Alliance also has its own websites and retail brands such as Deepdiscount.com, Popmarket.com, Importcds.com, Critic’s Choice Video, Collectors Choice Music, and Movies Unlimited. In addition, the Company has worldwide accounts on eBay, Amazon Marketplace, Discogs, and many more.

Through strategic acquisitions led by Bruce and Jeff, Alliance Entertainment has expanded its relationships with leading media brands and global retailers, as well as diversified its product offerings. As a public company, Alliance Entertainment will enhance its ability to pursue future acquisitions, while also investing in further automation of its distribution facilities and upgrading its proprietary suite of software.

About Alliance Entertainment

Alliance Entertainment is a premier distributor of music, movies, and consumer electronics. We offer 485,000 unique in stock SKUs, including over 57,300 exclusive compact discs, vinyl LP records, DVDs, Blu-rays, and video games. Complementing our vast media catalog, we also stock a full array of related accessories, toys and collectibles. With more than thirty-five years of distribution experience, Alliance Entertainment serves customers of every size, providing a robust suite of services to resellers and retailers worldwide. Our efficient processing and essential seller tools noticeably reduce the costs associated with administrating multiple vendor relationships, while helping omni-channel retailers expand their product selection and fulfillment goals. For more information visit www.aent.com.

About Adara Acquisition Corp.

Adara securities have been listed on the NYSE American under the ticker symbols "NYSE: ADRA, ADRA.U, ADRA.WS". Adara is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Adara is led by its CEO, Thomas Finke (former Chairman and CEO of Barings LLC) and its director, W. Tom Donaldson (founder of Blystone & Donaldson). In addition to Messrs. Finke and Donaldson, Adara’s Board of Directors also include Frank Quintero, Dylan Glenn and Beatriz Acevedo-Greiff. To learn more, please visit: https://www.adaraspac.com

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, expectations and timing related to Alliance Entertainment’s business, customer growth and other business milestones, potential benefits of the proposed business combination (the "Proposed Transactions"), and expectations related to the timing of the Proposed Transactions.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Adara’s and Alliance Entertainment’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alliance Entertainment and Adara.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to Alliance Entertainment; risks related to the music, video, gaming, and entertainment industry, including changes in entertainment delivery formats; global economic conditions; the effects of competition on Alliance Entertainment’s future business; risks related to fulfilment network; risks related to expansion and the strain on Alliance Entertainment’s management, operational, financial, and other resources; risks related to operating results and growth rate; risks related to Alliance’s high levels of debt, including risks of covenant breaches; the business could be harmed by the amount of redemption requests paid to Adara’s public stockholders; and those factors discussed in Adara’s definitive Proxy Statement on Form S-4 filed with the SEC on December 12, 2022 under the heading "Risk Factors," and the Current Report on Form 8-K filed on June 23, 2022 and other documents of Adara and Alliance filed, or to be filed, with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

For investor inquiries, please contact:

MZ Group

Chris Tyson/Larry Holub

(949) 491-8235

AENT@mzgroup.us